                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                                           WALTER INDUSTRIES, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) And 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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
                                     [LOGO]

                                                                  March 25, 2002

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of Walter Industries, Inc. (the "Company") to be held at 10:00 A.M. local time, on Thursday, April 25, 2002 at the Tampa Marriott Waterside Hotel, 700 S. Florida Ave., Tampa, Florida 33602.

    As discussed in the accompanying Proxy Statement, stockholders will be asked to consider and approve proposals to (1) elect nine directors to the Board of Directors, (2) ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the year ending December 31, 2002, and (3) approve the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.

    The Board of Directors urges you to sign, date and return your proxy in the addressed envelope enclosed for your convenience so that as many shares as possible may be represented at the Annual Meeting. The giving of the proxy will not affect your right to attend the meeting or, if you choose to revoke the proxy, your right to vote in person.

                                          Sincerely,

                                          /s/ Don DeFosset
                                          Don DeFosset
                                          Chairman, President and Chief
                                          Executive Officer

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2002

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Walter Industries, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, April 25, 2002 at 10:00 A.M., local time, at the Tampa Marriott Waterside Hotel, 700 S. Florida Ave., Tampa, Florida 33602, for the following purposes:

    1. to elect nine members to the Board of Directors to serve for the ensuing year;

    2. to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the year ending December 31, 2002;

    3. to approve the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.; and

    4. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Only stockholders of record at the close of business on March 5, 2002 are entitled to notice of and to vote at the Annual Meeting. The Annual Report of the Company for the year ended December 31, 2001 is enclosed.

    The mailing address of the principal executive offices of the Company is Post Office Box 31601, Tampa, Florida 33631-3601.

    Your attention is invited to the Proxy Statement on the following pages.

                                          By Order of the Board of Directors

                                          /s/ EDWARD A. PORTER

                                          EDWARD A. PORTER
                                          Secretary

Tampa, Florida
March 25, 2002

                            WALTER INDUSTRIES, INC.
                            4211 W. BOY SCOUT BLVD.
                              TAMPA, FLORIDA 33607
                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Walter Industries, Inc. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company to be held on April 25, 2002 at 10:00 a.m., local time, at the Tampa Marriott Waterside Hotel, 700 S. Florida Ave., Tampa, Florida 33602 and any adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

                                   THE PROXY

    The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail, the Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in doing so. The Company may use the services of its officers and other employees of the Company who will receive no compensation for their services, other than their regular compensation, to solicit proxies personally, by telephone or by facsimile transmission.

    This Proxy Statement and enclosed proxy is first being mailed to stockholders on or about March 25, 2002.

    The close of business on March 5, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date there were issued and outstanding 44,203,178 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock held. The presence in person or by proxy of a majority of the shares of Common Stock issued and outstanding on the Record Date is required for a quorum. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the proposal regarding the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the year ending December 31, 2002. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.

    If the enclosed proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted accordingly. If the stockholder does not specify in the proxy how the shares are to be voted, the shares will be voted FOR the election of the director nominees named in this Proxy Statement and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the year ending December 31, 2002 and FOR the approval of the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.

    A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice revoking it or by giving a later proxy, in either case delivered by mail to the Secretary of the Company and effective upon receipt by the Company. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

    The Stockholders' Agreement dated as of March 17, 1995 between the Company and The Celotex Corporation ("Celotex"), solely in its capacity as the Celotex Settlement Fund Recipient (the "Stockholders Agreement"), under and as defined in the Second Amended and Restated Veil Piercing Settlement Agreement dated as of November 22, 1994 (the "Veil Piercing Settlement Agreement"), provides that Celotex or its successor will vote the shares of Common Stock held by said fund for and/or against each matter in proportion to the votes cast by the other holders of Common Stock who voted. The Common Stock held by the Celotex Settlement Fund Recipient was transferred to the Asbestos Settlement Trust (the "Celotex Trust") on May 30, 1997, and the rights and obligations of Celotex under the Stockholders' Agreement were subsequently assumed by the Celotex Trust. The Company will advise the Celotex Trust of the proportion of such votes and the Celotex Trust shall have no responsibility for the determination thereof. The Celotex Trust is obligated to be present in person or by proxy at all meetings of holders of Common Stock so that all shares of Common Stock owned by the Celotex Trust may be counted for the purpose of determining the presence of a quorum at such meetings. See "Security Ownership of Management and Principal Stockholders--Ownership of Principal Stockholders" herein for information concerning the Celotex Trust's ownership of Common Stock.

    IN ORDER THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AT THIS MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    Nine (9) directors are to be elected at the Annual Meeting. The nine
(9) nominees for election as directors are named below. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

    The names of the nominees and certain information about them are set forth below:

                                                                         SERVED AS DIRECTOR
NAME                                                            AGE      OF THE COMPANY FROM
----                                                          --------   -------------------
Donald N. Boyce.............................................     63             1998
Howard L. Clark, Jr.........................................     58             1995
Don DeFosset................................................     53             2000
Perry Golkin................................................     48             1987
Scott C. Nuttall............................................     29             2000
Bernard G. Rethore..........................................     60             2002
Wayne W. Robinson...........................................     41             2000
Neil A. Springer............................................     63             2000
Michael T. Tokarz...........................................     52             1987

    DONALD N. BOYCE has been a director of the Company since August 1998.
Mr. Boyce was appointed Interim Chairman of the Board, President and Chief Executive Officer of the Company on August 3, 2000 and resigned as President and Chief Executive Officer on November 2, 2000. He resigned from the position of Chairman of the Board as of March 1, 2002. Mr. Boyce was Chairman of the Board of Directors of IDEX Corporation from April 1, 1999 until March 31, 2000 and was Chairman of the Board of Directors, President and Chief Executive Officer of IDEX Corporation from January 1988 until March 31, 1999.

    HOWARD L. CLARK, JR. has been a director of the Company since March 1995. Mr. Clark has been Vice Chairman of Lehman Brothers Inc., an investment-banking firm, since February 1993; prior thereto Mr. Clark served as Chairman and Chief Executive Officer of Shearson Lehman Brothers Inc. Mr. Clark also is a director of Lehman Brothers Inc., Maytag Corporation, H Power Corp. and White Mountains Insurance Group, Ltd.

    DON DEFOSSET was appointed to the Board effective November 6, 2000. He was appointed President and Chief Executive Officer on November 2, 2000 and was appointed Chairman of the Board effective March 1, 2002. From October 1999 to June 2000, he served as Executive Vice President and Chief Operating Officer of Dura Automotive Systems, Inc. From October 1996 to August 1999 he was Executive Vice President and President of the Truck Group of Navistar International Corporation and from 1993 to 1996, he was President-Safety Restraint division of Allied Signal, Inc. He is also a director of Terex Corporation and Safelite Glass Corp.

    PERRY GOLKIN was a director of the Company from 1987 to March 2, 1995. On November 14, 1995, he was re-elected a director of the Company. Mr. Golkin has been a member of the limited liability company which serves as the general partner of Kohlberg Kravis Roberts & Co. L.P. since January 1996. Mr. Golkin was a general partner of Kohlberg Kravis Roberts & Co. L.P. from January 1995 to January 1996. Mr. Golkin also is a director of PRIMEDIA Inc.

    SCOTT C. NUTTALL was appointed to the Board on August 3, 2000. Mr. Nuttall has been an associate of Kohlberg Kravis Roberts & Co. L.P. since 1996. From 1995 to 1996, Mr. Nuttall was an executive with the Blackstone Group.
Mr. Nuttall also is a director of Kinder Care Learning Centers, Amphenol Corp. and Willis Group Holdings Limited.

    BERNARD G. RETHORE was appointed to the Board effective March 15, 2002. He has been Chairman Emeritus of the Board of Flowserve Corporation since
April 2000. From January 2000 to April 2000 he served as Flowserve's Chairman. He had previously served as Chairman and Chief Executive Officer of Flowserve from July 1997 to January 2000 and held the additional title of President from October 1998 to July 1999. Mr. Rethore was Chairman of the Board of BW/IP, Inc. in 1997 and served as its President and Chief Executive Officer from 1995 to 1997.

    WAYNE W. ROBINSON was appointed to the Board on August 3, 2000. Since
July 2001, he has been the Chief Executive Officer and a director of Evenflo Company, Inc. Since January 2001, Mr. Robinson has been the Chairman of the Board of Directors of United Fixtures Company, and from 1998 to 2001 he was the Chairman and Chief Executive Officer of United Fixtures Company. From 1996 to 1998 Mr. Robinson served as President and Chief Executive Officer of Allied Foods, Inc.

    NEIL A. SPRINGER was appointed to the Board on August 3, 2000. Mr. Springer is managing director of Springer & Associates LLC which was established in 1994. Mr. Springer also is a director of IDEX Corporation and US Freightways.

    MICHAEL T. TOKARZ has been a director of the Company since 1987. Since February 1, 2002 he has been a member of the Tokarz Group, LLC. From
January 1996 until February 1, 2002, Mr. Tokarz was a member of the limited liability company which serves as the general partner of Kohlberg Kravis
Roberts & Co. L.P. Mr. Tokarz was a general partner of Kohlberg Kravis
Roberts & Co. L.P. from January 1993 to January 1996. Mr. Tokarz also is a director of Evenflo Company, Inc., IDEX Corporation, KSL Recreation Corporation, PRIMEDIA Inc. and Spalding Holdings Corporation.

    In order to be elected, a nominee must receive the vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions from voting, as well as broker non-votes, will be considered as votes cast against and therefore will have the same effect as a vote against the election of directors. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of the nominees listed above.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH
ABOVE.

                                  PROPOSAL TWO
            TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
        AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
                               DECEMBER 31, 2002

    The Board has appointed PricewaterhouseCoopers LLP as independent certified public accountants for the year ending December 31, 2002. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. He will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. PricewaterhouseCoopers LLP has served as independent certified public accountants for the Company since its formation in 1987.

    The appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the year ending December 31, 2002 will be ratified if approved by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions from voting, as well as broker non-votes, will be considered as votes cast against the proposal and, therefore, will have the same effect as a vote against the appointment of PricewaterhouseCoopers LLP as independent certified public accountants. Unless otherwise instructed, the proxy holders will vote proxies held by them

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the year ending December 31, 2002.

    THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2002.

                                 PROPOSAL THREE
               TO APPROVE THE 2002 LONG-TERM INCENTIVE AWARD PLAN
                           OF WALTER INDUSTRIES, INC.

    In February 2002, the Board of Directors approved the creation of the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc., which is also referred to as the "2002 Incentive Plan." A total of 3,000,000 shares of Common Stock are reserved for issuance under this plan. The principal purposes of the 2002 Incentive Plan are to provide incentives for the Company's officers, employees and consultants through granting of options, restricted stock and other awards, thereby stimulating their personal and active interest in the development and financial success of the Company and inducing them to remain in the Company's employ (or service). The 2002 Incentive Plan is also intended to assist in attracting and retaining qualified non-employee directors by providing for automatic grants of options and discretionary grants of options and dividend equivalents to non-employee directors. No options, restricted stock, or other awards have been granted under the 2002 Incentive Plan as of the date hereof.

    Under the 2002 Incentive Plan, not more than 3,000,000 shares of Common Stock (subject to antidilution and other adjustment provisions) are authorized for issuance upon exercise of options, stock appreciation rights (also referred to as SARs), and other awards, or upon vesting of restricted or deferred stock awards. Furthermore, the maximum number of shares which may be subject to options, SARs, restricted stock or other awards granted under the 2002 Incentive Plan to any individual in any calendar year cannot exceed 1,000,000 (subject to antidilution and other adjustment provisions).

    The principal features of the 2002 Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the 2002 Incentive Plan, which is attached as Exhibit A to this Proxy Statement.

ADMINISTRATION

    The Compensation Committee of the Board or one or more other committees or subcommittees of the Board appointed under the terms of the 2002 Incentive Plan (the "Committee"), which committee or subcommittee consists solely of two or more members of the Board, each of whom is both a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" for the purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), will administer the 2002 Incentive Plan with respect to grants to employees or consultants, and the full Board will administer the 2002 Incentive Plan with respect to grants to non-employee directors.

    Notwithstanding the foregoing, the full Board may administer the 2002 Incentive Plan with respect to grants to employees or consultants, except with respect to matters that under Rule 16b-3 under the Exchange Act or
Section 162(m) of the Code are required to be determined by the Committee.

    Subject to the terms and conditions of the 2002 Incentive Plan, the Committee has the authority to select the employees and consultants, if any, to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2002 Incentive Plan with respect to grants or awards made to employees or consultants. The Committee (and the Board) is also authorized to adopt, amend and rescind rules relating to the administration of the 2002 Incentive Plan. Notwithstanding the foregoing, the Board shall conduct the general administration of the 2002 Incentive Plan with respect to options granted to non-employee directors.

ELIGIBILITY

    Options, SARs, restricted stock, deferred stock and other awards under the 2002 Incentive Plan may be granted to individuals who are employees or consultants of the Company (or employees or consultants of any current or future subsidiaries of the Company) selected by the Committee for participation in the 2002 Incentive Plan. In addition, the 2002 Incentive Plan provides for certain automatic grants of non-qualified stock options and discretionary grants of non-qualified stock options and dividend equivalents to non-employee directors.

NON-EMPLOYEE DIRECTORS

    The 2002 Incentive Plan provides for automatic grants of non-qualified stock options to purchase Common Stock to each person who is or becomes a non-employee director. On the effective date of the 2002 Incentive Plan, each person who is a non-employee director on such effective date shall receive a non-qualified stock option to purchase 4,000 shares of Common Stock, and each non-employee director who is initially elected after such effective date shall receive a non-qualified stock option to purchase 4,000 shares of Common Stock on the date of the non-employee director's initial election. Additionally, commencing in the first calendar year which begins after such effective date or such initial election, as applicable, each non-employee director shall receive, on the date of each annual meeting of the Company's stockholders at which the non-employee director is reelected to the Board, an additional non-qualified stock option to purchase 4,000 shares of common stock. These automatic options will have a per share exercise price equal to the fair market value per share of the Common Stock at the date of grant and will become exercisable in cumulative annual installments of one-third each on each of the first three anniversaries of the date of the grant, so long as the non-employee director continues to serve as a director of the Company; PROVIDED, HOWEVER, to the extent permitted by Rule 16b-3 of the Exchange Act, the Board may accelerate the exercisability of options upon the occurrence of certain specified extraordinary corporate transactions or events; AND PROVIDED, FURTHER, that options granted to non-employee directors shall become exercisable in full upon the retirement of the non-employee director from the Board at age 65 with at least five years of service as a director of the Company. The maximum term of each option granted to a non-employee director shall be ten years from the date the option is granted. The 2002 Incentive Plan also provides that the Board may, in its discretion, make additional option and dividend equivalent grants to non-employee directors from time to time. The terms of each option or dividend equivalent granted to an non-employee director will be set forth in a written agreement between the Company and the non-employee director consistent with the terms of the 2002 Incentive Plan.

AWARDS UNDER THE 2002 INCENTIVE PLAN

    The 2002 Incentive Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof, to any eligible employee or consultant. In addition, the Board may grant non-qualified stock options and dividend equivalents to non-employee directors under the Plan. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

    Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value) and usually will become exercisable (in the discretion of the Committee or, with respect to non-employee directors, the Board) in one or more installments after the grant date, subject to the participant's continued employment or other service with the Company and/or subject to the satisfaction of individual performance targets established by the Committee (or the Board with respect to non-employee directors). NQSOs may be granted for any term specified by the Committee (or the Board with respect to non-employee directors). Notwithstanding the foregoing, automatic grants of NQSOs to non-employee directors shall be subject to the terms described in the above paragraph entitled "Non-Employee Directors."

    Incentive Stock Options ("ISOs") will be designed to comply with certain restrictions contained in the Code. Among such restrictions, ISOs (1) must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, (2) may only be granted to employees, (3) must expire within a specified period of time following the optionee's termination of employment and (4) must be exercised within ten years after the date of grant, but may be subsequently modified to disqualify them for treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of classes of stock of the Company, the 2002 Incentive Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

    Restricted Stock ("Restricted Stock") may be sold to participants at various prices (but not below par value) and made subject to such conditions and restrictions as may be determined by the Committee. Typically, Restricted Stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, Restricted Stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of Restricted Stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

    Deferred Stock ("Deferred Stock") may be awarded to participants subject to vesting conditions based on continued employment or other service or on performance criteria established by the Committee. Like Restricted Stock, Deferred Stock may not be sold or otherwise transferred until vesting conditions are removed or expire. Unlike Restricted Stock, however, Deferred Stock will not be issued until the Deferred Stock award has vested, and recipients of Deferred Stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

    Stock Appreciation Rights ("SARs") may be granted in connection with stock options or other awards or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the participant based upon increases in the price of Common Stock over the exercise price of the related option or other award. Except as required by Section 162(m) of the Code with respect to any SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2002 Incentive Plan on the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

    Dividend Equivalents ("Dividend Equivalents") represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant. These Dividend Equivalents may be paid in cash or in shares of Common Stock or in a combination of both.

    Performance Awards ("Performance Awards") may be granted by the Committee on an individual or group basis. Generally, these awards will be based upon specific performance targets and may be paid in cash or in shares of Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include incentive awards which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both. Performance Awards in the form of a cash bonus which are intended to qualify as performance-based compensation as described in
Section 162(m) of the Code may not exceed $2 million to any individual in any calendar year.

    Stock Payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

SECURITIES LAWS AND FEDERAL INCOME TAXES

    The 2002 Incentive Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission (the "SEC") thereunder, including, without limitation, Rule 16b-3 under the Exchange Act. To the extent permitted by applicable law, the 2002 Incentive Plan and options or other awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    GENERAL FEDERAL TAX CONSEQUENCES. Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 2002 Incentive Plan are generally not taxed at the time of grant but are taxed under Section 83 of the Code upon their receipt of Common Stock or cash with respect to the exercise or vesting of such awards or grants, and, subject to Section 162(m) of the Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to these recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxed at the time of grant or on their receipt of Common Stock upon their exercises of ISOs if the ISOs and Common Stock issued on the exercise of the ISO are held for certain minimum holding periods, and, in such event, the Company is not entitled to income tax deductions with respect to such exercises.

    SECTION 162(M) LIMITATION. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds
$1 million in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options and stock appreciation rights will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (that is, the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Additionally, under Section 162(m) of the Code, certain rights and awards granted under the 2002 Incentive Plan will qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if the awards and rights meet certain requirements set forth under Section 162(m) of the Code, including a requirement that such rights and awards are based upon preestablished objective performance goals, the material terms of which are disclosed to and approved by shareholders. The Company has attempted to structure the 2002 Incentive Plan, and intends to structure all awards granted thereunder, in such a manner that, subject to obtaining shareholder approval of the 2002 Incentive Plan, the remuneration attributable to stock options, SARs and other rights and awards which meet the other requirements of Section 162(m) of the Code will not be subject to the $1 million limitation.

    The Company intends that shareholder approval of the 2002 Incentive Plan hereunder will satisfy the shareholder approval requirements of Section 162(m) of the Code with respect to all applicable awards made under the 2002 Incentive Plan. Accordingly, certain rights and awards under the 2002 Incentive Plan which are intended to qualify as "performance-based compensation" shall be based on one or more of the following objective business criteria with respect to the Company, any subsidiary of the Company, or any division or operating unit, as determined by the Committee: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock,
(k) earnings before any one or more of the following terms: interest, taxes, depreciation or amortization and (l) consummations of acquisitions or sales of certain of the Company's assets, subsidiaries or other businesses (which criteria shall be applied only to the extent permissible with respect to such qualification under Section 162(m) of the Code). Additional terms of the 2002 Incentive Plan that apply to "performance-based compensation" include: employees, officers and consultants of the Company will be eligible to receive rights and awards under the 2002 Incentive Plan; the maximum number of shares which may be subject to rights and awards granted under the 2002 Incentive Plan to any individual in any calendar year may not exceed one million shares; and Performance Awards in the form of a cash bonus which are intended to qualify as "performance-based compensation" may not exceed $2 million to any individual in any calendar year. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding the applicability of Section 162(m) of the Code with respect to the 2002 Incentive Plan.

    The approval of the 2002 Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions from voting, as well as broker non-votes, will be considered as votes cast against the proposal and, therefore, will have the same effect as a vote against the approval of the 2002 Incentive Plan. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval of the 2002 Incentive Plan.

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 LONG-TERM INCENTIVE AWARD PLAN OF WALTER INDUSTRIES, INC.

FEES BILLED BY INDEPENDENT AUDITOR

    The fees billed by PricewaterhouseCoopers LLP, the Company's independent auditor, during the fiscal year ended December 31, 2001 are as follows:

                                                              FEES BILLED
                                                              -----------
Audit Fees(1)...............................................  $  953,000
Financial Information Systems Design and Implementation
  Fees(2)...................................................           0
All Other Fees(3)...........................................  $1,444,500

------------------------

(1) Includes the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2001. Of such amount, $629,000 has been paid to date.

(2) Includes the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the provision of information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended December 31, 2001.

(3) Includes the aggregate fees billed for all services, including tax consultation services, rendered by PricewaterhouseCoopers LLP, other than fees for the services which must be reported under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the fiscal year ended December 31, 2001.

    In discussing the independence of the Company's independent auditor, the Audit Committee considered whether the provision of information technology services and other non-audit services is compatible with maintaining the auditor's independence.

                              CORPORATE GOVERNANCE

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended December 31, 2001, the Board consisted of:
Robert F. Amter, Donald N. Boyce, Howard L. Clark, Jr., Don DeFosset, Perry Golkin, James L. Johnson, Scott C. Nuttall, Wayne W. Robinson, Neil A. Springer and Michael T. Tokarz. Mr. Amter is not standing for re-election to the Board at the Annual Meeting and Mr. Johnson will retire from the Board effective
April 24, 2002. Mr. Rethore was appointed a director effective March 15, 2002. After the election of directors at the Annual Meeting, the Board intends to reduce the size of the Board to nine (9) members.

    During the fiscal year ended December 31, 2001, there were ten
(10) meetings of the Board, two (2) meetings of the Audit Committee, five
(5) meetings of the Compensation Committee and three (3) meetings of the Nominating and Corporate Governance Committee.

    All of the directors attended at least 75% of the combined number of Board meetings and meetings of Committees of which they were members that were held during the fiscal year ended December 31, 2001.

    On May 26, 2000, the Audit Committee adopted a written charter which was attached to the Proxy Statement for the Company's annual meeting held on April 26, 2001. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to the Company's stockholders relating to the Company's financial reporting process and systems of internal control. The Audit Committee is also responsible for determining whether the Company's financial systems and reporting practices are in accordance with applicable requirements. The Audit Committee has the authority to institute special investigations and to retain special counsel or experts as it deems appropriate. The Audit Committee consists solely of directors who are "independent" within the meaning of Section 303 of the New York Stock Exchange listing standards. The present members of the Audit Committee are Neil A. Springer, Chairman, Robert F. Amter and James L. Johnson.

    The Compensation Committee is responsible for reviewing and approving salaries of senior executives of the Company and the presidents of its significant subsidiaries and for reviewing and recommending for approval by the Board executive and key employee compensation plans, including incentive compensation, stock incentives and other benefits. The present members of the Compensation Committee are James L. Johnson, Chairman, Donald N. Boyce, Perry Golkin, Wayne W. Robinson and Neil A. Springer.

    The Nominating and Corporate Governance Committee is responsible for establishing the criteria for and the qualifications of persons suitable for nomination as directors and reporting its recommendations to the Board. The Nominating and Corporate Governance Committee will consider candidates for nominees for election as directors of the Company submitted by stockholders. Any stockholder who wishes to have the Nominating and Corporate Governance Committee consider a candidate is required to give written notice of the stockholder's intention to make such a nomination. Notices of nomination for the 2003 annual meeting must be received by the Company's Secretary at the address on the first page of this Proxy Statement no earlier than January 5, 2003 and no later than January 25, 2003. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination, as set forth in the Company's by-laws. A proposed nomination which does not comply with the above requirements will not be considered. The present members of the Nominating and Corporate Governance Committee are Howard L. Clark, Jr., Chairman, Donald N. Boyce, Perry Golkin and Michael T. Tokarz.

DIRECTORS' COMPENSATION

    No directors' fees are paid to directors who are full-time employees of the Company or any of its subsidiaries. For the fiscal year ended December 31, 2001, non-employee directors of the Company were paid retainer fees of $7,500 per quarter. Each non-employee director also received a fee of $1,500 for each Board or Committee meeting attended and was reimbursed for travel and lodging expenses. Mr. Boyce, while non-executive Chairman of the Board, received an annual retainer fee for 2001 of $237,500. No additional fees were paid to Mr. Boyce for attendance at Board or Committee meetings.

    On April 11, 1995, the Board approved and adopted the Walter
Industries, Inc. Directors' Deferred Fee Plan under which non-employee directors may elect to defer all or a portion of their director's fees. The deferred fees, at each electing director's option, are credited to either an income account or a stock equivalent account or are divided between the two accounts. If a director elects the income account, the director's fees otherwise payable are credited as a dollar amount to the director's income account on the date such fees would otherwise have been paid. If a director elects the stock equivalent account, director's fees otherwise payable are converted to stock equivalent shares equal in number to the maximum number of shares of Common Stock, or fraction thereof (to the nearest one hundredth (1/100) of one share), which could be purchased with the dollar amount of such fees at the closing market price of the Common Stock on the date such fees would otherwise have been paid, or if that date is not a trading date, on the next trading date. The income account is credited quarterly with interest at the prime rate, and the stock equivalent account is credited with stock equivalent shares equal in number to the maximum number of shares of Common Stock, or fraction thereof (to the nearest one hundredth (1/100) of one share), which could have been purchased with the cash dividend, if any, which would have been payable had the participant been the actual owner of the number of shares of Common Stock credited to his account immediately prior to such dividend. Payments under the Deferred Fee Plan begin upon the later of the termination of the director's services as a director or date of retirement from the director's principal occupation or employment in such number of annual installments as shall be determined by the Company. Payments from the income account are made in cash and payments from the stock equivalent account are made in cash at the Common Stock's then current market value, or, at the Company's option, in shares of Common Stock. As of March 5, 2002, Mr. Tokarz and Mr. Nuttall had elected to participate in the Directors' Deferred Fee Plan.

CERTAIN RELATIONSHIPS AND CERTAIN RELATED TRANSACTIONS

    In August 2001, Mr. Johnson, a director of the Company, entered into a building contract with Jim Walter Homes, Inc., a subsidiary of the Company, for the construction of a home in Granbury, Texas, for cost (estimated to be $310,000) plus 5%. Construction on the home began in late August 2001 and is expected to be completed in July 2002.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning compensation paid to or accrued by the Company for the account of (i) the Chief Executive Officer of the Company and (ii) each of the next four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                  ------------
                                                      ANNUAL COMPENSATION          SECURITIES
                                         FISCAL    -------------------------       UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR(1)    SALARY ($)      BONUS ($)      OPTIONS (#)       COMPENSATION($)(2)
---------------------------             --------   ----------      ---------      ------------      ------------------
Don DeFosset (3)......................     2001      658,333       1,050,000(4)            0             $ 115,489(a)
  Chairman, Chief Executive              2000.7      105,871         110,175         500,000             (3)
  Officer and President                    2000       (3)             (3)            (3)                 (3)
                                           1999       (3)             (3)            (3)                 (3)
William F. Ohrt.......................     2001      273,889         290,692          75,000             $  76,036(b)
  Executive Vice President and Chief     2000.7       (5)             (5)            (5)                 (5)
  Financial Officer                        2000       (5)             (5)            (5)                 (5)
                                           1999       (5)             (5)            (5)                 (5)
Anthony L. Hines......................     2001      284,508         268,331          50,000             $  47,217(c)
  Senior Vice President-Operations       2000.7       (6)             (6)            (6)                 (6)
                                           2000       (6)             (6)            (6)                 (6)
                                           1999       (6)             (6)            (6)                 (6)
Edward A. Porter......................     2001      255,833         279,402               0             $  30,194(d)
  Senior Vice President, General         2000.7      139,167         103,819          50,000                    --
  Counsel and Secretary                    2000      213,000         136,000          15,000                34,465(d)
                                           1999      204,000         140,000          15,000                32,011(d)
Ralph E. Fifield......................     2001      358,167         114,985               0             (e)
  Executive Vice President of the        2000.7      200,303         125,000          50,000             (e)
  Company and President of                 2000      262,946         275,000          35,500             (e)
  United States Pipe                       1999      239,493         240,000          50,000             (e)
  and Foundry Company, Inc.,
  a subsidiary of the Company

--------------------------
(1) The seven-month period (June 1, 2000 to December 31, 2000) representing a seven-month fiscal year is identified as fiscal year 2000.7 for purposes of this table. All prior fiscal years represent a 12-month period ending
    May 31 and the 2001 fiscal year represents the 12-month period ended December 31, 2001. As a result, the amounts shown for such seven-month period are not comparable to the amounts shown for the other fiscal years.

(2) This column consists of the following:

    (a) Relocation expenses of $109,009, including moving costs, temporary housing rental and travel, and reimbursement for income tax preparation services of $6,480.

    (b) Relocation expenses, including moving costs, temporary housing rental and travel.

    (c) Relocation expenses, including moving costs, temporary housing rental and travel.

    (d) The Company's contribution for the account of Mr. Porter in the Walter Industries, Inc. Profit Sharing Plan (the "Profit Sharing Plan") and accruals for the related Supplemental Profit Sharing Plan (the "Supplemental Profit Sharing Plan") which provides benefits which would have been provided under the tax-qualified Profit Sharing Plan but for restrictions on such benefits imposed by the Code. The Profit Sharing Plan and the Supplemental Profit Sharing Plan amounts included in this table are for the plan years ended August 31, 1999, August 31, 2000 and August 31, 2001.

    (e) Mr. Fifield participates in the Pension Plan for Salaried Employees of Subsidiaries, Divisions and/or Affiliates of Walter Industries, Inc. and the Company's unfunded, non-qualified Supplemental Pension Plan, both of which are defined benefit plans described herein under "Executive Compensation-Annual Benefits Payable Under Pension Plans."

(3) Mr. DeFosset was elected Chief Executive Officer and President on
    November 2, 2000 and a Director effective November 6, 2000. He was appointed Chairman of the Board effective March 1, 2002.

(4) Under the Walter Industries Executive Deferred Compensation Plan, Mr. DeFosset deferred $250,000 of his bonus.

(5) Mr. Ohrt was elected Executive Vice President and Chief Financial Officer effective January 22, 2001.

(6) Mr. Hines was elected Senior Vice President--Operations effective January 8, 2001.

    The following table contains information regarding the grant of stock options to the executives named in the Summary Compensation Table during the fiscal year ended December 31, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                 ------------------------------------------------------    POTENTIAL REALIZABLE
                                                 % OF TOTAL                                  VALUE AT ASSUMED
                                 NUMBER OF     OPTIONS GRANTED                            ANNUAL RATES OF STOCK
                                 SECURITIES     TO EMPLOYEES      EXERCISE                PRICE APPRECIATION FOR
                                 UNDERLYING       IN FISCAL       OR BASE                     OPTION TERM($)
                                  OPTIONS        YEAR ENDED        PRICE     EXPIRATION   ----------------------
NAME                              GRANTED     DECEMBER 31, 2001    ($/SH)     DATE(1)       5%(2)       10%(2)
----                             ----------   -----------------   --------   ----------   ---------   ----------
Don DeFosset..................          0              --              --           --          --           --
William F. Ohrt...............     75,000            32.6         8.15625    1/22/2011     769,991    1,588,423
Anthony L. Hines..............     50,000            21.7          7.1875    1/08/2011     561,765    1,107,386
Edward A. Porter..............          0              --              --           --          --           --
Ralph E. Fifield..............          0              --              --           --          --           --

------------------------

(1) The right to exercise these options expires no later than the tenth anniversary of the date on which they were granted. These options vest at the rate of 20% per annum, beginning on the first anniversary of the grant.

(2) The amounts of hypothetical potential appreciation shown in these columns reflect required calculations at annual appreciation rates of 5% and 10% set by the SEC and, therefore, are not intended to represent either historical appreciation or anticipated future appreciation in the price of Common Stock.

    The following table contains information covering the exercise of options by the executives named in the Summary Compensation Table during the fiscal year ended December 31, 2001 and unexercised options held as of the end of the fiscal year ended December 31, 2001.

     AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON       VALUE            DECEMBER 31, 2001         DECEMBER 31, 2001 ($)(1)
NAME                        EXERCISE (#)   REALIZED ($)   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
----                        ------------   ------------   ---------------------------   ---------------------------
Don DeFosset..............       0              0            100,000/400,000              384,125/1,536,500
William F. Ohrt...........       0              0                0/75,000                     0/236,531
Anthony L. Hines..........       0              0                0/50,000                     0/206,125
Edward A. Porter..........       0              0             125,000/45,000               127,138/158,013
Ralph E. Fifield..........       0              0             133,666/51,834                59,061/163,975

------------------------

(1) Represents the fair market value as of December 31, 2001, $11.31 per share (the closing stock price on such date), of the option shares less the exercise price of the options.

PROFIT SHARING PLANS

    Under the Profit Sharing Plan and the Supplemental Profit Sharing Plan, amounts contributed by the Company for the benefit of the participants become payable upon termination of employment. In the case of the Supplemental Profit Sharing Plan, accrued amounts are payable, at the discretion of the Company, in either a lump sum or in sixty equal monthly installments. While the Profit Sharing Plan provides retirement benefits for all salaried employees of the Company and certain of its subsidiaries, the Company makes accruals for the Supplemental Profit Sharing Plan only for such employees as to whom the full contribution under the Profit Sharing Plan has been limited by the Code. Of the named executives, only
Mr. Porter was eligible to receive contributions under the Profit Sharing Plan. Messrs. DeFosset, Ohrt and Hines will be eligible to receive contributions beginning with the plan year ending August 2002.

ANNUAL BENEFITS PAYABLE UNDER PENSION PLANS

    The table below sets forth the aggregate estimated annual retirement benefits payable under the Pension Plan for Salaried Employees of Walter Industries, Inc., its Subsidiaries, Divisions and Affiliates (the "Pension Plan") and under the Company's unfunded, non-qualified Supplemental Pension Plan (the "Supplemental Pension Plan" and, together with the Pension Plan, the "Pension Plans") for employees of certain subsidiaries of the Company retiring at normal retirement age (65) on January 1, 2002, and is based on social security covered compensation in effect on January 1, 2002:

                                                                   YEARS OF SERVICE
                                                 ----------------------------------------------------
REMUNERATION                                        15         20         25         30         35
------------                                     --------   --------   --------   --------   --------

$250,000.......................................   52,354     69,806     87,257    104,708    122,160

 300,000.......................................   63,417     84,556    105,695    126,833    147,972

 350,000.......................................   74,479     99,306    124,132    148,958    173,785

 400,000.......................................   85,542    114,056    142,570    171,083    199,597

 450,000.......................................   96,604    128,806    161,007    193,208    225,410

 500,000.......................................  107,667    143,556    179,445    215,333    251,222

 550,000.......................................  118,729    158,306    197,882    237,458    277,035

 600,000.......................................  129,792    173,056    216,320    259,583    302,847

 650,000.......................................  140,854    187,806    234,757    281,708    328,660

 700,000.......................................  151,917    202,556    253,195    303,833    354,472

 750,000.......................................  162,979    217,306    271,632    325,958    380,285

 800,000.......................................  174,042    232,056    290,070    348,083    406,097

    Benefit payments under the Pension Plans are based on final average annual compensation (including overtime pay, incentive compensation and certain other forms of compensation reportable as wages taxable for Federal income tax purposes) for the five consecutive years within the final ten years of employment prior to normal retirement age (65) which produce the highest average. This is generally equivalent to the sum of the amounts included under the Salary and Bonus column headings in the Summary Compensation Table above. Benefit amounts are shown on a straight-line annuity basis, payable annually upon retirement at age 65. No offsets are made for the value of any social security benefits earned. The Company makes accruals for the Supplemental Pension Plan only for such employees as to whom the pension benefits under the Pension Plan have been limited by the Code. In the case of the Supplemental Pension Plan, the employer may, in its sole discretion, elect to furnish any and all benefits due by purchasing annuities, or by other means at its disposal, including payment of the present value of such benefits.

    Of the named executive officers, only Mr. Fifield is a participant in the Pension Plans, with four credited years of service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Boyce, a member of the Compensation Committee, served as Interim Chief Executive Officer and President of the Company from August 3, 2000 to
November 2, 2000.

EMPLOYMENT, SEVERANCE AND CHANGE-OF-CONTROL ARRANGEMENTS

    The Company has employment agreements with Messrs. DeFosset, Porter, Ohrt and Hines. Under Mr. DeFosset's agreement dated November 4, 2000, his base salary upon commencement of his employment was $650,000 per annum and his target bonus level is 100% of base salary. Mr. DeFosset's agreement also provides that if he is terminated, other than for cause (as defined in the agreement), he is entitled to (a) guaranteed continuation of base salary for 24 months, (b) a pro rata bonus for the portion of the year actually worked and (c) 12 months of additional bonus computed in accordance with the plan terms in effect at the date of termination.

    Under Mr. Porter's agreement dated August 23, 2000, Mr. Porter receives a base salary of $250,000 per annum and a target bonus of 70% of base salary.
Mr. Porter's agreement also provides that in the event of involuntary termination, other than for cause (as defined in the agreement), he is entitled to (a) 18 months of continuing salary and bonus at the rate in effect at the time of termination, (b) 18 months of continuing benefits and (c) three years from date of termination to exercise all vested stock options or awards.

    Under Mr. Ohrt's agreement dated December 28, 2000, Mr. Ohrt receives a base salary of $290,000 per annum and a target bonus level of 65% of base salary.
Mr. Ohrt's agreement also provides that in the event of involuntary termination, other than for cause (as defined in the agreement), he is entitled to
(a) 18 months of salary continuance, including base salary and target bonus at the applicable rate in effect at the time of termination, and (b) 18 months of continuing benefits.

    Under Mr. Hines' agreement dated December 28, 2000, Mr. Hines receives a base salary of $290,000 per annum and a target bonus of 60% of base salary.
Mr. Hines' agreement also provides that in the event of involuntary termination, other than for cause (as defined in the agreement), he is entitled to
(a) 12 months of salary continuance, including base salary and target bonus at the applicable rate in effect at the time of termination, and (b) 12 months of continuing benefits.

                               PERFORMANCE GRAPH

    The following line graph compares the Company's cumulative stock market performance with the Russell 2000 Stock Index ("Russell 2000") and the Dow Jones Industrial-Diversified Index ("Dow Jones Industrial-Diversified").

    Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the Company's Common Stock, the Russell 2000 and the Dow Jones Industrial-Diversified on June 1, 1996 and
(ii) reinvestment of all dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
AMONG WALTER INDUSTRIES, INC., RUSSELL 2000 AND DOW JONES INDUSTRIAL-DIVERSIFIED

                              [PERFORMANCE GRAPH]

                                INDEXED RETURNS
                                  YEARS ENDING

                                                         BASE
                                                        PERIOD
COMPANY/INDEX                                           MAY 96     MAY 97     MAY 98     MAY 99     MAY 00     DEC 00     DEC 01
-------------                                          --------   --------   --------   --------   --------   --------   --------
WALTER INDUSTRIES, INC...............................    100       110.68     148.54     101.94      84.74      59.18      90.37
RUSSELL 2000.........................................    100       106.97     129.69     126.21     138.72     141.94     145.47
DOW JONES INDUSTRIAL-DIVERSIFIED.....................    100       126.87     161.30     213.37     275.44     243.96     239.43

                    REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

    The Compensation Committee of the Board (the "Committee") consists entirely of non-employee directors and is responsible for reviewing and approving executive compensation philosophy and policies, as well as the application of such policies to the compensation of the Company's Chief Executive Officer and other executive officers. The Committee is also responsible for the administration of and awards under the Amended 1995 Long-Term Incentive Stock Plan of Walter Industries, Inc. (the "1995 Stock Plan") and will be responsible for the administration of the 2002 Long-Term Incentive Award Plan (the "2002 Incentive Plan") upon its approval by stockholders.

GENERAL COMPENSATION POLICY

    The purpose of the Company's executive compensation program is to
(i) attract, motivate and retain qualified key executives who are responsible for the success of the Company as a whole, (ii) provide incentives to management to increase stockholder value, (iii) increase the overall performance of the Company and (iv) increase the performance of individual executives.

PRINCIPAL COMPENSATION ELEMENTS

    The principal elements of the Company's executive compensation for the year ended December 31, 2001 were base pay, short-term cash incentive compensation and stock-based incentives. To determine guidelines for each of these elements of compensation, the Company has, for many years, maintained specific salary grade levels and corresponding pay ranges for every salaried position in the Company. Such salary ranges are periodically benchmarked against external salary survey data, including comparable compensation data for numerous diversified manufacturing and residential construction companies. The Committee believes that such surveys provide a reliable standard for measuring the Company's compensation practices. As part of this benchmarking process, the Company reviews and evaluates its executive pay structure with outside compensation consultants to confirm the validity of the executive salary ranges and to conform such structure with competitive market levels for several key positions, including the Chief Executive Officer.

BASE SALARY

    The Committee annually reviews and approves the base salary of each executive officer. In determining salary adjustments, the Committee considers the responsibilities associated with the position, individual contribution and performance and applicable external salary survey data.

EXECUTIVE BONUSES

    The Company's executive officers are eligible for annual cash bonuses under the Company's Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan utilizes targets based on objective annual financial and individual goals to determine bonus funding pools for key corporate and subsidiary employees. The financial goals account for 75% of an individual's potential incentive award. Each plan participant also has specific individual goals which account for 25% of the potential incentive award. The maximum any participant can receive is an amount equal to 200% of the participant's salary. These individual and financial goals are established at the beginning of the plan year. Incentive awards paid to employees of the Company's operating subsidiaries are based on the performance of the respective subsidiaries and the performance of the Company as a whole, and incentive awards paid to corporate employees are based on the performance of the Company as a whole. Financial goals for corporate officers are based on the net income of the Company and its return on net assets ("RONA"). Financial targets for subsidiary presidents are based on operating income and RONA of their respective subsidiaries, as well as the Company's net income.

    Mr. DeFosset received an award under the Incentive Plan reflecting his individual performance as rated by the Board and the Company's financial performance which exceeded the predetermined targets.

STOCK-BASED COMPENSATION

    The Committee believes that equity ownership by management is beneficial in aligning the interests of management and the Company's stockholders for the purpose of enhancing stockholder value. To this end, in July 1995 the Company adopted the 1995 Stock Plan and in September 1997 amended the 1995 Stock Plan to provide for additional shares of Common Stock. Substantially all of the shares authorized by the 1995 Stock Plan have been awarded. Consequently, the Company is proposing the adoption of the 2002 Incentive Plan pursuant to which three million shares of Common Stock would be subject to future grants.

    One of the purposes of the 1995 Stock Plan and the 2002 Incentive Plan is to provide stock based awards as components of executive compensation to assure external competitiveness of total compensation, encourage equity ownership by key executives, motivate executives to improve long-term stock performance and align executives' interests with the enhancement of stockholder value.

    Under both the 1995 Stock Plan and 2002 Incentive Plan (upon its adoption), grants of awards are made periodically by the Committee based on recommendations of the Chief Executive Officer (with the exception of grants to the Chief Executive Officer) and the advice of the Committee's outside consultant, taking into consideration the respective responsibilities of each position, external stock-based compensation survey data, and the strategic and operational goals and performance of each participant. Awards to the Chief Executive Officer are determined separately by the Committee and are based upon, among other things, the Committee's perception of expected future contributions by the Chief Executive Officer to the Company's long-term performance.

    The exercise prices for all options granted during the year ended
December 31, 2001 were at the then market value of the Common Stock based on an average of the high and low prices on the date of the grant, or a price higher than market value. The exercise price of awards granted, the life of such awards, vesting of awards and other terms and conditions of awards granted under the 1995 Stock Plan and the 2002 Incentive Plan are determined by the Committee, in its discretion. Options must expire not more than ten years from their date of grant, subject to certain conditions and restrictions as required by law and/or as set forth in the 2002 Incentive Plan.

COMPLIANCE WITH CODE SECTION 162(M)

    Section 162(m) of the Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined in
Section 162(m) of the Code. All of the members of the Committee qualify as "outside directors." The Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) of the Code so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation. In September 1997, the stockholders approved the Incentive Plan which is intended to ensure that amounts paid under such plan are deductible for federal income tax purposes.

COMPENSATION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

    Mr. DeFosset joined the Company as President and Chief Executive Officer on November 2, 2000. The Board, after due consideration, increased Mr. DeFosset's base compensation to $700,000 per annum effective November 1, 2001. In setting Mr. DeFosset's compensation the Board considered factors it deemed appropriate. These included Mr. DeFosset's level of responsibility, his contribution to the

Company, and pay practices in effect for chief executive officers generally, as well as overall performance of the Company. Effective March 1, 2002, Mr. DeFosset was promoted to Chairman of the Board. While serving as non-executive Chairman of the Board, Mr. Boyce received $237,500 during 2001 without any additional compensation for attendance at Board or Committee meetings. Subsequent to March 1, 2002, Mr. Boyce will receive only the same fees as other directors.

SUMMARY

    The Committee believes that the mix of market-based salaries, significant variable cash incentives for short-term performance and long-term incentives in the form of cash and stock-based awards which provide the potential for equity ownership in the Company represents a balance that will enable the Company to attract and retain key executive talent necessary for long-term growth. The Committee further believes that this program strikes an appropriate balance between the interests of stockholders and needs of the Company in operating its businesses.

                                          COMPENSATION COMMITTEE
                                          James L. Johnson, Chairman
                                          Perry Golkin
                                          Wayne W. Robinson
                                          Neil A. Springer
                                          Donald N. Boyce

                   REPORT OF THE AUDIT COMMITTEE OF THE BOARD

    The Audit Committee reports as follows with respect to the audit of the Company's audited financial statements for the fiscal year ended December 31, 2001:

    Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee the processes.

    The Audit Committee has met and held discussions with management and the Company's independent auditor. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditor. The Audit Committee also discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent auditor also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with the independent auditor that firm's independence from the Company. Based on the Audit Committee's discussions with management and the independent auditor of the Company's consolidated audited financial statements and the Audit Committee's review of the representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the SEC.

    This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                                          AUDIT COMMITTEE
                                          Neil A. Springer, Chairman
                                          Robert F. Amter
                                          James L. Johnson

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 2001. The Company has not been furnished with any such reports from any greater than ten percent (10%) beneficial owners.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following tables furnish information, as of March 15, 2002, as to:
(i) shares of Common Stock beneficially owned by each current director, each nominee for director and each executive officer of the Company named in the Summary Compensation Table herein; (ii) shares of Common Stock beneficially owned by all current directors and executive officers of the Company as a group; and (iii) the name and address of each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock. Except as indicated below, to the knowledge of the Company, each person indicated in the following tables has sole voting and investment power as to the shares shown.

                 OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                               NUMBER OF SHARES
                                                               OF COMMON STOCK     PERCENT OF COMMON
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   STOCK OUTSTANDING
------------------------                                      ------------------   -----------------
Robert F. Amter.............................................               0                *
Director

Donald N. Boyce.............................................          95,000(1)             *
Director

Howard L. Clark, Jr.........................................                (2)              (2)
Director

Don DeFosset................................................         128,581(3)             *
Chairman of the Board, President and Chief Executive Officer

Perry Golkin................................................      13,958,589(4)(5)       31.6(4)(5)
Director

James L. Johnson............................................          10,000                *
Director

Scott C. Nuttall............................................               0                *
Director

Bernard G. Rethore..........................................           2,000                *
Director

Wayne W. Robinson...........................................               0                *
Director

Neil A. Springer............................................             500                *
Director

Michael T. Tokarz...........................................      13,958,589(4)(5)       31.6(4)(5)
Director

William F. Ohrt.............................................          32,956(6)             *
Executive Vice President and Chief Financial Officer

Anthony L. Hines............................................          24,635(7)             *
Senior Vice President--Operations

Edward A. Porter............................................         140,896(8)             *
Senior Vice President, General Counsel and Secretary

Ralph E. Fifield............................................         133,666(9)             *
Executive Vice President of the Company and President of
  United States Pipe and Foundry Company, Inc., a subsidiary of the Company

All current directors and executive officers as a group (21       14,765,776(5)(10)       32.9
  individuals)..............................................

------------------------

*   LESS THAN 1% OF OUTSTANDING COMMON STOCK

(1) Includes 10,000 shares owned by Mr. Boyce's wife and options to purchase 75,000 shares exercisable currently or within 60 days of March 15, 2002.

(2) Mr. Clark is Vice Chairman of Lehman Brothers, Inc. See "Ownership of Principal Stockholders" below for information concerning ownership of shares by Lehman Brothers, Inc.'s affiliate, Lehman Brothers Holdings, Inc.

(3) Includes options to purchase 100,000 shares exercisable currently or within 60 days of March 15, 2002.

(4) Messrs. Tokarz and Golkin are general partners of KKR Associates, L.P., which is the sole general partner of each of JWC Associates, L.P., JWC Associates II, L.P. and KKR Partners II, L.P. (the "KKR Investors") and Channel One Associates, L.P. ("Channel One"), and thus Messrs. Tokarz and Golkin may be deemed to be beneficial owners of the shares owned by the KKR Investors and Channel One (see "Ownership of Principal Stockholders" below). Messrs. Tokarz and Golkin disclaim beneficial ownership of such shares. The number of shares of Common Stock includes 3,553,380 shares of Common Stock held in an escrow account established on September 13, 1995 for the benefit of the KKR Investors pursuant to the Company's Amended Joint Plan of Reorganization, dated as of December 9, 1994, as modified on March 1, 1995 and confirmed on March 15, 1995 ("Plan of Reorganization"). Each of the KKR Investors currently has the power to vote a portion of such shares. See Footnote (5) below and Footnote (1) under "Ownership of Principal Stockholders" below. For so long as the KKR Investors have the power to exercise voting rights with respect to such escrowed shares, or if all such escrowed shares were distributed to the KKR Investors, Messrs. Tokarz and Golkin may be deemed to be beneficial owners of such 3,553,380 escrowed shares of Common Stock. Messrs. Tokarz and Golkin disclaim beneficial ownership of such shares.

(5) Includes 3,553,380 shares of Common Stock held in an escrow account for the benefit of the KKR Investors, established on September 13, 1995 pursuant to the Plan of Reorganization. To the extent that certain contingencies regarding Federal income tax claims of the Company are resolved satisfactorily, such escrowed shares will be distributed to the KKR Investors under the Plan of Reorganization. To the extent such matters are not settled satisfactorily, some or all of the escrowed shares may be returned to the Company and canceled. Until such matters are finally determined, the

    KKR Investors will have the power to exercise voting rights with respect to such respective escrowed shares of Common Stock. For so long as the KKR Investors have the power to exercise voting rights with respect to such escrowed shares, or if all such escrowed shares are distributed to the KKR Investors, the KKR Investors will be deemed to beneficially own such escrowed shares of Common Stock.

(6) Includes options to purchase 15,000 shares exercisable currently or within 60 days of March 15, 2002.

(7) Includes options to purchase 10,000 shares exercisable currently or within 60 days of March 15, 2002.

(8) Includes options to purchase 125,000 shares exercisable currently or within 60 days of March 15, 2002.

(9) Includes options to purchase 133,666 shares exercisable currently or within 60 days of March 15, 2002.

(10) Includes 13,958,589 shares of Common Stock owned of record by the KKR Investors and Channel One, which may be deemed to be beneficially owned by Messrs. Tokarz and Golkin. See Footnotes (4) and (5) above. Does not include shares of Common Stock owned by Lehman Brothers Holdings, Inc. See Footnote
    (2) above. Also includes 659,865 shares purchasable by all current directors and executive officers under stock options exercisable currently or within 60 days of March 15, 2002.

                      OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of March 15, 2002 (except where otherwise indicated), information as to those holders (other than officers and directors of the Company), known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock. Except as indicated below, to the knowledge of the Company, each stockholder indicated in the following table has sole voting and investment power as to the shares shown.

                                                                            PERCENT OF
                                                              NUMBER OF    COMMON STOCK
NAME AND COMPLETE MAILING ADDRESS                               SHARES     OUTSTANDING
---------------------------------                             ----------   ------------
The KKR Investors(1) .......................................  13,958,589       31.6
(JWC Associates, L.P., JWC Associates II, L.P.
and KKR Partners II, L.P.) and
Channel One Associates, L.P.
c/o Kohlberg Kravis Roberts & Co., L.P.
9 West 57th Street
New York, NY 10009

Asbestos Settlement Trust(2) ...............................   5,026,662       11.4
Mellon Bank Center
919 Market Center
8th Floor
Wilmington, DE 19801

Lehman Brothers Holdings, Inc. .............................   2,849,321        6.4
3 World Financial Center
New York, NY 10285

Samuel R. Shapiro ..........................................   4,959,207       11.2
Shapiro Capital Management Company, Inc.(3)
The Kaleidoscope Fund, L.P.
3060 Peachtree Road, N.W.
Atlanta, GA 30305

------------------------

(1) The shares of Common Stock are owned of record by the KKR Investors as follows: 9,309,427 shares are owned of record by JWC Associates, L.P.; 61,687 shares are owned of record by JWC Associates II, L.P.; and 225,675 shares are owned of record by KKR Partners II, L.P., including 3,446,979, 22,841, and 83,560 shares, respectively, held in an escrow account established on September 13, 1995 pursuant to the Plan of Reorganization. To the extent that certain contingencies regarding Federal income tax claims of the Company are resolved satisfactorily, up to 3,553,380 of the escrowed shares will be distributed to the KKR Investors under the Plan of Reorganization. To the extent such matters are not settled satisfactorily, some or all of the escrowed shares may be returned to the Company and canceled. Until such matters are fully determined, the KKR Investors will have the power to exercise voting rights with respect to such shares of Common Stock. For so long as the KKR Investors have the power to exercise voting rights with respect to all such escrowed shares, or if all such escrowed shares were distributed to the KKR Investors, the KKR Investors will beneficially own such 3,553,380 shares of Common Stock. The Company has been advised that as of March 15, 2002 Channel One owned of record 4,361,800 shares of Common Stock.

    KKR Associates, L.P. is the sole general partner of each of the KKR Investors and Channel One. The general partners of KKR Associates, L.P. are Henry R. Kravis, George R. Roberts, Robert I. MacDonnell,
    Michael W. Michelson, Paul E. Raether, Michael T. Tokarz,

    James H. Greene, Jr., Perry Golkin, Scott M. Stuart and Edward A. Gilhuly, each of whom disclaims beneficial ownership of such shares. See "Ownership of Directors and Executive Officers" above.

(2) The Celotex Trust is subject to an agreement with the Company pursuant to which it is obligated to vote and execute written consents with respect to the shares of Common Stock held by it in proportion to the votes cast or consents executed and delivered by all other holders of Common Stock on each matter voted on by stockholders. Identical restrictions on the voting of Common Stock by the Celotex Trust are contained in the Company's Amended and Restated Certificate of Incorporation and the Plan of Reorganization. According to the Schedule 13D filed with the SEC on February 11, 2002, the Celotex Trust owns 5,026,662 shares of Common Stock.

(3) According to the Schedule 13G filed by Shapiro Capital Management
    Company, Inc., Samuel R. Shapiro and The Kaleidoscope Fund, LP with the SEC on February 14, 2002 (the "Shapiro 13G"), Mr. Shapiro, advisory clients of Shapiro Capital Management Company, Inc. and The Kaleidoscope Fund, LP own an aggregate of 4,959,207 shares of Common Stock. According to the Shapiro 13G, Mr. Shapiro is the president and majority shareholder of Shapiro Capital Management Company, Inc. and The Kaleidoscope Fund, LP and exercises dispositive power over such shares.

                                 OTHER BUSINESS

    The Board and management do not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, nor do they know of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment in the interest of the Company.

           DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

    Stockholder proposals must conform to the Company's by-laws and the requirements of the SEC. If a stockholder intends to present a proposal at the 2003 Annual Meeting, SEC rules require that the Company receive the proposal by November 26, 2002, for possible inclusion in the Proxy Statement. If the date of the 2003 Annual Meeting changes by more than 30 days from April 25, 2003, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2003 Annual Meeting. The Company will determine whether to include a proposal in the Proxy Statement in accordance with SEC rules governing the solicitation of proxies.

    If a stockholder intends to nominate a candidate for director, the Company's by-laws require that the Company receive timely notice of the nomination. A nomination for the 2003 Annual Meeting will be considered timely if it is received no earlier than January 5, 2003 and no later than January 25, 2003. The notice of nomination must describe various matters specified in the Company's by-laws, including the name and address of the stockholder making the nomination, the number of shares held by the stockholder, each proposed nominee, each of their occupations and certain other information.

    Each notice must be given to the Secretary of the Company, whose address is 4211 W. Boy Scout Blvd., Tampa, Florida 33607. The mailing address of the Company is P.O. Box 31601, Tampa, Florida 33631.

                                          By Order of the Board

                                          /s/ EDWARD A. PORTER
                                          EDWARD A. PORTER
                                          SECRETARY
                                          WALTER INDUSTRIES, INC.

Tampa, Florida
March 25, 2002

                                                                       EXHIBIT A

                    THE 2002 LONG-TERM INCENTIVE AWARD PLAN
                                       OF
                            WALTER INDUSTRIES, INC.

    Walter Industries, Inc., a Delaware corporation, has adopted the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc., (the "Plan"), effective February 21, 2002, for the benefit of its eligible employees, consultants and directors.

    The purposes of the Plan are as follows:

        (1) To provide an additional incentive for directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.
                                  DEFINITIONS

    Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

    1.1. "ADMINISTRATOR" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

    1.2. "AWARD" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

    1.3. "AWARD AGREEMENT" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

    1.4. "AWARD LIMIT" shall mean 1,000,000 shares of Common Stock, as adjusted pursuant to Section 11.3; PROVIDED, HOWEVER, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean $2,000,000.

    1.5. "BOARD" shall mean the Board of Directors of the Company.

    1.6. "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through any of the following transactions:

        (a) (i) Any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or any person which as of the date of adoption of this Plan by the Board, has "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 30% of the total combined voting power of the Company's outstanding securities) directly or indirectly acquires beneficial ownership of securities possessing more than 40% of the total combined voting power of the Company's outstanding securities, or

        (ii) Any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) who is not, as of the date of adoption of this Plan by the Board, a beneficial owner of 1% or more of the total combined voting power of the Company's outstanding securities, directly or indirectly acquires beneficial ownership of securities possessing more than 25% of the total combined voting power of the Company's outstanding securities and is, upon the consummation of such acquisition, the beneficial owner of the largest percentage of the total combined voting power of the Company's outstanding securities; or

        (b) There is a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

        (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

        (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale, lease or other disposition by the Company of all or substantially all of the Company's assets.

    1.7. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    1.8. "COMMITTEE" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in
Section 10.1.

    1.9. "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share.

    1.10. "COMPANY" shall mean Walter Industries, Inc., a Delaware corporation.

    1.11. "CONSULTANT" shall mean any consultant or adviser if:

        (a) The consultant or adviser renders bona fide services to the Company;

        (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

        (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

    1.12. "DEFERRED STOCK" shall mean Common Stock awarded under Article VIII of the Plan.

    1.13. "DIRECTOR" shall mean a member of the Board.

    1.14. "DIVIDEND EQUIVALENT" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Plan.

    1.15. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    1.16. "EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

    1.17. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    1.18. "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be (a) the mean of the high and low sales prices (rounded to the nearest $0.01) of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day immediately preceding such date, or if shares were not traded on the trading day immediately preceding such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day immediately preceding such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

    1.19. "HOLDER" shall mean a person who has been granted or awarded an Award.

    1.20. "INCENTIVE STOCK OPTION" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

    1.21. "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not an Employee of the Company.

    1.22. "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

    1.23. "OPTION" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

    1.24. "PERFORMANCE AWARD" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

    1.25. "PERFORMANCE CRITERIA" shall mean any objective business criterion with respect to the Company, any Subsidiary or any division or operating unit, as determined by the Administrator. Such performance criteria may include, without limitation, one or more of: (a) net income, (b) pre-tax income,
(c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization and (l) consummations of acquisitions or sales of certain of the Company's assets, subsidiaries or other businesses. With respect to Awards intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code, "Performance Criteria" shall be limited to the criteria set forth in Section 1.25(a)-(l) above, and such criteria shall be applied only to the extent permissible with respect to such qualification under Section 162(m)(4)(C).

    1.26. "PLAN" shall mean the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.

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    1.27. "RESTRICTED STOCK" shall mean Common Stock awarded under Article VII of the Plan.

    1.28. "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

    1.29. "SECTION 162(M) PARTICIPANT" shall mean any Employee whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

    1.30. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

    1.31. "STOCK APPRECIATION RIGHT" shall mean a stock appreciation right granted under Article IX of the Plan.

    1.32. "STOCK PAYMENT" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or Consultant in cash, awarded under Article VIII of the Plan.

    1.33. "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    1.34. "SUBSTITUTE AWARD" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; PROVIDED, HOWEVER, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

    1.35. "TERMINATION OF CONSULTANCY" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

    1.36. "TERMINATION OF DIRECTORSHIP" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

    1.37. "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and
(c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in

                                      A-4
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its discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

    2.1. SHARES SUBJECT TO PLAN.

        (a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 3,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

        (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

    2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS; CERTAIN ACQUIRED ENTITIES.

        (a) If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of
    Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        (b) Subject to Sections 3.2(d) and 3.3, any shares of Common Stock that are issued by the Company, and any Awards that are granted as a result of the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the limitations set forth in Section 2.1.

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
                                  ARTICLE III.
                               GRANTING OF AWARDS

    3.1. AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    3.2. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

        (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in
    Section 162(m)(4)(C) of the Code.

        (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria, and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

        (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants,
    (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and
    (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a
    Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

        (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in
    Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

    3.3. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

    3.4. CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

    3.5. AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.
                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

    4.1. ELIGIBILITY. Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

    4.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

    4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

    4.4. GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

        (a) The Administrator shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

           (i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received Awards under the
       Plan) such of them as in its opinion should be granted Options;

           (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

           (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

           (iv) Determine the terms and conditions of such Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

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
        (b) Upon the selection of an Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

        (c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

    4.5. GRANTS OF OPTIONS TO INDEPENDENT DIRECTORS.

        (a) AUTOMATIC GRANTS. Each person who is an Independent Director as of the effective date hereof automatically shall be granted (i) an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on such effective date and (ii) commencing in the first calendar year which begins after the effective date hereof, an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the Company's stockholders at which the Independent Director is reelected to the Board. During the term of the Plan, a person who is initially elected to the Board after the effective date hereof and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election and (ii) commencing in the first calendar year which begins after the date of such election, an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the Company's stockholders at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 4.5(a).

        (b) DISCRETIONARY GRANTS. In addition to the grants set forth in
    Section 4.5(a) hereof, the Administrator may from time to time, in its discretion, and subject to applicable limitations of the Plan:

           (i) Select from among the Independent Directors (including Independent Directors who have previously received Options under the
       Plan) such of them as in its opinion should be granted Options;

           (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

           (iii) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

    The foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

    4.6. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

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                                   ARTICLE V.
                                TERMS OF OPTIONS

    5.1. OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Administrator; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

        (a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

        (b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

        (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

    5.2. OPTION TERM. The term of an Option granted to an Employee or Consultant shall be set by the Administrator in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may in its discretion (a) extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination or (b) grant an Option for a term of less than 10 years and subsequently extend the term of such Option to 10 years without consideration.

    5.3. OPTION VESTING.

        (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

        (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

        (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

    5.4. TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors pursuant to
Section 4.5(a) hereof shall become exercisable in cumulative annual installments of one-third each on each of the first, second and third anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be a maximum of 10 years from the date the Option is granted, except that any Option granted to an Independent Director shall by its terms become immediately exercisable in full upon the retirement of the Independent Director at age 65 with 5 years of service as an Independent Director. Unless otherwise provided for by the Administrator, no portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

    5.5. SUBSTITUTE AWARDS. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

        (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

        (b) The aggregate exercise price thereof;

    does not exceed the excess of:

        (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

        (d) The aggregate exercise price of such shares.

                                  ARTICLE VI.
                              EXERCISE OF OPTIONS

    6.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    6.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

        (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

        (b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        (c) Any form or forms of identification requested by the Administrator and, in the event that the Option shall be exercised pursuant to
    Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

        (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised;
    (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
    (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its discretion, deem necessary or advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its discretion, determine to be necessary or advisable;

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

        (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

    6.4. RIGHTS AS STOCKHOLDERS. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

    6.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Administrator, in its discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or
(b) one year after the transfer of such shares to such Holder.

    6.6. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.
                           AWARD OF RESTRICTED STOCK

    7.1. ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee or Consultant who the Administrator determines should receive such an Award.

    7.2. AWARD OF RESTRICTED STOCK.

        (a) The Administrator may from time to time, in its discretion:

           (i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

           (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

        (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

        (c) Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    7.3. RIGHTS AS STOCKHOLDERS. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.10.

    7.4. RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to
Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; PROVIDED, HOWEVER, that the Administrator in its discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation
Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

    7.5. REPURCHASE OF RESTRICTED STOCK. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; PROVIDED, HOWEVER, that the Administrator in its discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

    7.6. ESCROW. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    7.7. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    7.8. SECTION 83(B) ELECTION. If a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

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                                 ARTICLE VIII.
              DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

    8.1. ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee or any Consultant whom the Administrator determines should receive such an Award.

    8.2. PERFORMANCE AWARDS.

        (a) Any Employee or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Consultant.

        (b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to
    Section 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of
    Section 9.8. The maximum amount of any Performance Award payable to a
    Section 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year of the Company.

    8.3. DIVIDEND EQUIVALENTS.

        (a) Any Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, award of Deferred Stock, or Performance Award is granted, and the date such Stock Appreciation Right, award of Deferred Stock, or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

        (b) Any Holder of an Option who is an Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

        (c) Any Holder of an Option who is an Independent Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

        (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

    8.4. STOCK PAYMENTS. Any Employee or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

    8.5. DEFERRED STOCK. Any Employee or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

    8.6. TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

    8.7. EXERCISE OR PURCHASE PRICE. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; PROVIDED, HOWEVER, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

    8.8. EXERCISE UPON TERMINATION OF EMPLOYMENT, TERMINATION OF CONSULTANCY OR TERMINATION OF DIRECTORSHIP. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; PROVIDED, HOWEVER, that the Administrator in its discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company; PROVIDED, FURTHER, that except with respect to Performance Awards granted to
Section 162(m) Participants, the Administrator in its discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

    8.9. FORM OF PAYMENT. Payment of the amount determined under Section 8.2 or
8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this
Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.9.

                                  ARTICLE IX.
                           STOCK APPRECIATION RIGHTS

    9.1. GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or
(c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

    9.2. COUPLED STOCK APPRECIATION RIGHTS.

        (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

        (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

        (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

    9.3. INDEPENDENT STOCK APPRECIATION RIGHTS.

        (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

        (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

    9.4. PAYMENT AND LIMITATIONS ON EXERCISE.

        (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

        (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                   ARTICLE X.
                                 ADMINISTRATION

    10.1. COMPENSATION COMMITTEE. The Compensation Committee (or one or more other committees or subcommittees of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

    10.2. DUTIES AND POWERS OF ADMINISTRATOR. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

    10.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

    10.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions shall be taken and all interpretations and determinations shall be made by the Administrator reasonably and in good faith. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Administrator shall be fully protected by the Company in respect of any such action, determination or interpretation.

    10.5. DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

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                                  ARTICLE XI.
                            MISCELLANEOUS PROVISIONS

    11.1. TRANSFERABILITY OF AWARDS.

        (a) Except as otherwise provided in Section 17.1(b):

           (i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

           (ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

           (iii) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        (b) Notwithstanding Section 17.1(a), the Administrator, in its discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this
    Section 17.1(b), "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

    11.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 17.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the Administrator, no action of the

Administrator may, except as provided in Section 17.3, increase the limits imposed in Section 8.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

        (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

        (b) The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 17.10.

    11.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

        (a) Subject to Section 17.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

           (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 8.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

           (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

           (iii) The grant or exercise price with respect to any Award.

        (b) Subject to Sections 17.3(b)(vii) and 17.3(d), in the event of any transaction or event described in Section 17.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

           (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its discretion;

           (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

           (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
       Section 5.3 or 5.4 or the provisions of such Award;

           (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

           (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

           (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

           (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

        (c) Subject to Sections 17.3(d), 9.2 and 9.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

        (d) No adjustment or action described in this Section 17.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

        (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    11.4. APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to
Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

    11.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

    11.6. LOANS. The Administrator may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator.

    11.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

    11.8. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    11.9. COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    11.10. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    11.11. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                       [LOGO FOR WALTER INDUSTRIES, INC.]
                            WALTER INDUSTRIES, INC.

                 PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

D.N.Boyce,D.DeFosset and M.T.Tokarz,or any of them,with full power of substitution,are hereby authorized to represent and to vote the stock of the undersigned at the Annual Meeting of Stockholders of Walter Industries,Inc.to be held at the Tampa Marriott Waterside Hotel,700 S.Florida Avenue,Tampa,Florida,on Thursday,April 25,2002 at 10:00 a.m.or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED FOR ITEM 1,THE ELECTION OF ALL DIRECTOR NOMINEES,FOR ITEM 2,THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AND FOR ITEM 3,THE APPROVAL OF THE 2002 LONG-TERM INCENTIVE AWARD PLAN OF WALTER INDUSTRIES,INC.


                                         WALTER INDUSTRIES, INC.
                                         P.O. BOX 11018
                                         NEW YORK, N.Y. 10203-0018

THIS PROXY IS CONTINUED ON THE
        REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE
    AND RETURN PROMPTLY.

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

|_|  (PLEASE SIGN, DATE AND RETURN                 |X|
     THIS PROXY IN THE ENCLOSED          VOTES MUST BE INDICATED
     POSTAGE PREPAID ENVELOPE.)         (X) IN BLACK OR BLUE INK.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

ITEM 1. ELECTION OF DIRECTORS

FOR all nominees   |_|   WITHHOLD AUTHORITY to vote     |_|   *EXCEPTIONS |_|
listed below             for all nominees listed below

Nominees: D.N. BOYCE, P. GOLKIN, S.C. NUTTALL, N.A. SPRINGER, M.T. TOKARZ,
          B.G. RETHORE, H.L. CLARK, W.W. ROBINSON, D. DEFOSSET

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
            --------------------------------------------------------------------

ITEM 2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

              FOR        AGAINST         ABSTAIN

              |_|          |_|             |_|

ITEM 3. APPROVAL OF THE 2002 LONG-TERM INCENTIVE AWARD PLAN OF WALTER INDUSTRIES, INC.

              FOR        AGAINST         ABSTAIN

              |_|          |_|             |_|

ITEM 4. UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

              FOR        AGAINST         ABSTAIN

              |_|          |_|             |_|

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK HERE.   |_|

To change your address, please mark this box.                 |_|


-------------------------------------

S C A N    L I N E

-------------------------------------


Please mark, sign (exactly as name(s) appears below), date and mail this proxy card promptly in the postage paid return envelope provided. Executors, trustees, administrators, attorneys, guardians, etc. should so indicate when signing. Corporation proxies should be signed by authorized officers.




Date                Share Owner sign here             Co-Owner sign here


------------------  --------------------------------  --------------------------